UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

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STEVEN MADDEN, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STEVEN MADDEN, LTD.
52-16 BARNETT AVENUE
LONG ISLAND CITY, NY 11104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2008

To the Stockholders of Steven Madden, Ltd.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company will be held on May 23, 2008, at the Company’s showroom located at 1370 Avenue of the Americas, 14th Floor, New York, New York at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the purposes stated below.

1.	To elect six directors to the Board of Directors of the Company to serve until the next annual meeting of the Company’s stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

          All stockholders are cordially invited to attend the Annual Meeting. Only those stockholders of record at the close of business on April 15, 2008 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., local time, at the Company’s principal executive offices at 52-16 Barnett Avenue, Long Island City, NY 11104, by contacting the Secretary of the Company, and will be available at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

April 29, 2008
/s/ Arvind Dharia

Arvind Dharia
Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 40 WALL STREET, NEW YORK, NEW YORK 10005.

STEVEN MADDEN, LTD.
52-16 BARNETT AVENUE
LONG ISLAND CITY, NY 11104

PROXY STATEMENT

INTRODUCTION

          This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and form of proxy are being furnished to the holders of common stock of Steven Madden, Ltd., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the 2008 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Company’s showroom located at 1370 Avenue of the Americas, 14th Floor, New York, New York on Friday, May 23, 2008 at 10:00 a.m., local time, and at any adjournments thereof. These proxy materials are being sent on or about April 29, 2008 to holders of record of common stock, $.000067 par value, of the Company (the “Common Stock”) at the close of business on April 15, 2008 (the “Record Date”). The Company’s Annual Report for the fiscal year ended December 31, 2007 (“2007 Fiscal Year”), including audited financial statements, is being sent to stockholders together with these proxy materials.

          The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect six directors to the Board of Directors of the Company to serve until the next annual meeting of the Company’s stockholders or until their successors are duly elected and qualified, (ii) to ratify the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008, and (iii) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company’s Board of Directors recommends that the stockholders vote in favor of each of the proposals. Only holders of record of Common Stock of the Company at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

          The principal executive offices of the Company are located at 52-16 Barnett Avenue, Long Island City, New York 11104 and its telephone number is (718) 446-1800.

INFORMATION CONCERNING SOLICITATION AND VOTING

          As of the Record Date, there were outstanding 17,643,357 shares of Common Stock (excluding treasury shares) held by approximately 115 holders of record and 3,200 beneficial owners. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on each matter presented at the meeting for each share held of record.

          The presence, in person or by proxy, of the holders of a majority of the shares eligible to vote is necessary to constitute a quorum in connection with the transaction of business at the Annual Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons eligible to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

          Abstentions and broker non-votes will have no effect on the election of directors (Proposal 1), which is by plurality vote.

          Abstentions will, in effect, be votes against the ratification of the selection of the independent registered public accounting firm (Proposal 2), as this item requires the affirmative vote of a majority of the shares present and entitled to vote on such item. Broker non-votes will not be considered votes cast on Proposal 2, and the shares represented by broker non-votes with respect to this proposal will be considered present but not entitled to vote on this proposal. Broker non-votes will therefore have no effect on the ratification of the selection of the independent registered public accounting firm (Proposal 2).

          Brokers who hold shares in street name may vote in their discretion on behalf of beneficial owners from whom they have not received instruction with respect to routine matters. Proposals 1 and 2 should be treated as routine matters.

          The expense of preparing, printing and mailing this Proxy Statement, the exhibits hereto and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them and will provide reimbursements for the cost of forwarding the material in accordance with customary charges. The Company has entered into an agreement with D.F. King & Co., Inc. to assist in the solicitation of proxies and provide related advice and informational support. The total expense of this engagement, including customary disbursements, is not expected to exceed $20,000 in the aggregate.

          Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing, or, if the stockholder is a corporation by an officer or attorney thereof duly authorized, and deposited either at the principal executive offices of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof and prior to the vote upon such matters, and upon either of such deposits the proxy shall be revoked.

          ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOUNMENTS OR POSTPONEMENTS THEREOF.

None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholders shares.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE - ELECTION OF DIRECTORS

          Under the Amended and Restated By-Laws of the Company (the “By-Laws”), the Board of Directors of the Company is required to be comprised of a minimum of one director. Subject to the foregoing limitation, the number of directors may be fixed from time to time by action of the directors. The Company’s Board of Directors presently consists of six directors whose terms expire at the Annual Meeting.

          The Nominating/Corporate Governance Committee of the Board of Directors and the Board of Directors have nominated and are recommending the election of each of the six nominees set forth below to serve as a director of the Company until the next annual meeting of the Company’s stockholders or until his successor is duly elected and qualified. The names and biographical summaries of the six persons who have been nominated by the Nominating/Corporate Governance Committee of the Board of Directors and the Board of Directors to stand for election at the Annual Meeting have been provided below for your information.

BIOGRAPHICAL SUMMARIES OF NOMINEES FOR THE BOARD OF DIRECTORS

          Walter Yetnikoff has served as Chairman of the Board of Directors of the Company since March 24, 2008. Mr. Yetnikoff has been a director of the Company since May 2005. Mr. Yetnikoff has served as Chief Executive Officer of Commotion Records, a company he co-founded, since 2003. From 2001 through 2003, Mr. Yetnikoff was self-employed as a researcher and writer. Mr. Yetnikoff served as President of CBS Records from 1975 to 1990 and served on the Board of Directors of CBS, Inc. from 1975 through 1988.

          Edward Rosenfeld has served as interim Chief Executive Officer of the Company since March 24, 2008. Mr. Rosenfeld was formerly the Executive Vice President of Strategic Planning and Finance and has been a member of the executive management team since joining the Company in May 2005. Mr. Rosenfeld has also been serving as a member of the Board of Directors since February 2008. Prior to joining the Company, Mr. Rosenfeld was a Vice President in the mergers and acquisitions group at Peter J. Solomon Company, an investment banking boutique, where he focused on the retail and apparel industries. Mr. Rosenfeld graduated cum laude from Amherst College.

          John L. Madden has been a director of the Company since the Company’s inception. From April 1998 through September 2003, Mr. Madden owned a branch office of Tradeway Securities Group, Inc. in Florida. From May 1996 through December 1996, Mr. Madden’s consulting company, JLM Consultants, Inc., acted as a branch office of Merit Capital, Inc. for several broker-dealers. From May 1994 to May 1996, Mr. Madden served as Vice President of Investments for GKN Securities, Inc. From August 1993 to April 1994, Mr. Madden was employed by Biltmore Securities, Inc. as Managing Director and registered sales representative. Mr. Madden is the brother of Steven Madden, the Company’s founder and Creative and Design Chief. See “--Certain Relationships and Related Transactions.”

          Peter Migliorini has been a director of the Company since October 1996. Mr. Migliorini has served as Sales Manager for Greschlers, Inc., a supply company located in Brooklyn, New York, since 1994. From 1987 to 1994, Mr. Migliorini served as Director of Operations for Mackroyce Group. Mr. Migliorini has previously served in a number of capacities, ranging from Assistant Buyer to Chief Planner/Coordinator, for several shoe companies, including Meldisco Shoes, Perry Shoes and Fasco Shoes.

          Richard P. Randall has been a director of the Company since April 2006. Mr. Randall was the Executive Vice President and Chief Financial Officer of Direct Holdings Worldwide, LLC, the parent company of Lillian Vernon Corp. and TimeLife, from 2002 until his retirement in June 2005. Previously, Mr. Randall served as Senior Vice President and Chief Financial Officer of Coach, Inc. and the Chief Operating Officer and Chief Financial Officer of Lillian Vernon Corp. from 2000 to 2001 and 1998 to 2000, respectively. Currently, Mr. Randall serves as a Director, and chairs the Audit Committee, of The Burke Rehabilitation Hospital, Universal Travel Group and Home System Group.

          Thomas H. Schwartz has been a director of the Company since May 2004. Since March 2007, Mr. Schwartz has been the Chief Executive Officer and sole owner of Summer and Forge Investors LLC, a company that invests in real estate and manages properties in which it has ownership interests. Previously, Mr. Schwartz was a Managing Director of Helmsley-Spear, Inc. from 1984 to March 2007.

REQUIRED VOTE

          Proxies will be voted for the election of the six nominees as directors of the Company unless otherwise specified on the proxy. A plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be necessary to elect the nominees as directors. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the enclosed proxy. Abstentions shall be counted separately and shall be used for purposes of calculating whether a quorum is present at the meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

          The Nominating/Corporate Governance Committee of the Board and the Board unanimously recommend a vote FOR the election of Messrs. John L. Madden, Peter Migliorini, Richard P. Randall, Edward R. Rosenfeld, Thomas H. Schwartz and Walter Yetnikoff. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

DIRECTOR INDEPENDENCE

          The Board of Directors is currently comprised of six members. The Board of Directors has determined that the following director nominees are “independent” for purposes of the criteria of the Securities and Exchange Commission (“SEC”) and The Nasdaq Global Select Market listing standards: Messrs. Migliorini, Randall, Schwartz and Yetnikoff. If the six nominees set forth above are elected, the Board will be comprised of a majority of independent directors. The Board of Directors has held regularly scheduled executive sessions, with Peter Migliorini serving as Presiding Director of such executive sessions.

DIRECTORS’ ATTENDANCE AT ANNUAL MEETINGS

          The Company encourages all of its directors to attend annual meetings of the Company’s stockholders. Two directors attended the Company’s 2007 annual meeting of stockholders.

COMMUNICATIONS WITH DIRECTORS

          The Company has adopted a procedure by which stockholders may send communications as defined within Item 7(d) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to one or more members of the Board of Directors by writing to such director(s) or to the whole Board of Directors in care of the Corporate Secretary, Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, NY 11104. The Board has instructed the Corporate Secretary to review all communications so received and to exercise his discretion not to forward to the Board correspondence that is inappropriate such as business solicitations, frivolous communications and advertising, routine business matters (i.e. business inquiries, complaints, or suggestions) and personal grievances. However, any director may at any time request the Corporate Secretary to forward any and all communications received by the Corporate Secretary but not forwarded to the directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

          The Board of Directors met thirteen times during the 2007 Fiscal Year. In 2007 each director attended at least 75% of the aggregate of the number of Board meetings and the number of meetings held by all committees on which he then served. The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee.

AUDIT COMMITTEE

          From January 1 to September 7, 2007, the members of the Audit Committee were Richard P. Randall (Chairman), Peter Migliorini and Harold D. Kahn. On September 7, 2007, Mr. Kahn resigned from his position as a director of the Company. On October 9, 2007, Walter Yetnikoff became a member of the Audit Committee, such that the members of the Audit Committee were Messrs. Randall (Chairman), Migliorini and Yetnikoff. The current members of the Audit Committee are Messrs. Randall (Chairman), Migliorini and Yetnikoff. The Audit Committee is comprised of directors who are “independent” for purposes of The Nasdaq Global Select Market listing standards and who meet the independence requirements contained in Exchange Act Rule 10A-3(b)(1). The Board has determined that Richard P. Randall meets the SEC criteria of an “audit committee financial expert” and he is currently serving as such. The Audit Committee is primarily responsible for reviewing the services performed by the Company’s independent registered public accountants, evaluating the Company’s accounting policies and its system of internal controls, and reviewing significant finance transactions. During 2007, the Audit Committee met eight times.

          The Audit Committee is responsible for reviewing and helping to ensure the integrity of the Company’s financial statements. Among other matters, the Audit Committee, with management and independent and internal auditors, reviews the adequacy of the Company’s internal accounting controls that could significantly affect the Company’s financial statements. The Audit Committee is also directly and solely responsible for the appointment, retention, compensation, oversight and termination of the Company’s independent registered public accountants. In addition, the Audit Committee also functions as the Company’s Qualified Legal Compliance Committee (the “QLCC”). The purpose of the QLCC is to receive, retain and investigate reports made directly, or otherwise made known, of evidence of material violations of any United States federal or state law, including any breach of fiduciary duty by the Company, its officers, directors, employees or agents, and if the QLCC believes appropriate, to recommend courses of action to the Company.

          The Audit Committee meets with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discusses these matters with the Company’s independent registered public accountants and with appropriate Company financial personnel. Meetings are held with the independent registered public accountants who have unrestricted access to the Audit Committee. In addition, the Audit Committee reviews the Company’s financing plans and reports recommendations to the full Board of Directors for approval and to authorize action. The Board has adopted a written charter setting out the functions the Audit Committee is to perform. A copy of the Audit Committee Charter is available on the Company’s website at www.stevemadden.com.

          Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The independent registered public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

AUDIT COMMITTEE REPORT

          The Audit Committee reviewed the Company’s audited financial statements for the 2007 Fiscal Year and met with both management and Eisner LLP, the Company’s independent registered public accountants, to discuss such audited financial statements. Management and the Company’s independent registered public accountants have represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has received from and discussed with Eisner LLP the written disclosure and the letter regarding the independence of Eisner LLP as required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with Eisner LLP any matters required to be discussed by Statement on Auditing Standards No. 61, as amended. Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the 2007 Fiscal Year.

Submitted by the Audit Committee of the Company’s Board of Directors:

Richard P. Randall (Chairman)
Peter Migliorini
Walter Yetnikoff

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

          The Nominating/Corporate Governance Committee of the Board of Directors for the year ended December 31, 2007 consisted of Peter Migliorini and Walter Yetnikoff. The Nominating/Corporate Governance Committee is comprised of directors who are “independent” for purposes of The Nasdaq Global Select Market listing standards. The Nominating/Corporate Governance Committee considers and makes recommendations to the Board of Directors with respect to the size and composition of the Board of Directors and identifies potential candidates to serve as directors. The Nominating/Corporate Governance Committee identifies candidates to the Board of Directors by introductions from management, members of the Board of Directors, employees or other sources and stockholders that satisfy the Company’s policy regarding stockholder recommended candidates. The Nominating/Corporate Governance Committee does not evaluate director candidates recommended by stockholders differently than director candidates recommended by other sources. A copy of the Nominating/Corporate Governance Committee Charter is available on the Company’s website at www.stevemadden.com.

          Stockholders wishing to submit recommendations for director nominations for the 2009 Annual Meeting should write to the Corporate Secretary, Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, NY 11104. Any such stockholder must (x) comply with the director nomination provisions of the Company’s By-Laws, (y) meet and evidence the minimum eligibility requirements specified in Exchange Act Rule 14a-8, and (z) submit, within the same timeframe for submitting a stockholder proposal required by Rule 14a-8: (1) evidence in accordance with Rule 14a-8 of compliance with the stockholder eligibility requirements, (2) the written consent of the candidate(s) for nomination as a director, (3) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director, and (4) all information regarding the candidate(s) and the submitting stockholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.

          In considering Board of Directors candidates, the Nominating/Corporate Governance Committee takes into consideration the Company’s Board Candidate Guidelines, available on the Company’s website at www.stevemadden.com, the Company’s policy regarding stockholder recommended director candidates, as set forth above, and all other factors that they deem appropriate, including, but not limited to, the individual’s character, education, experience, knowledge and skills. In addition, the Nominating/Corporate Governance Committee develops and recommends corporate governance principles for the Company; makes recommendations to the Board of Directors in support of such principles; takes a leadership role in the shaping of the corporate governance of the Company; and oversees the evaluation of the Board of Directors and management.

          During 2007, the Nominating/Corporate Governance Committee did not meet, but acted once by unanimous written consent.

COMPENSATION COMMITTEE

          The Compensation Committee of the Board of Directors for the year ended December 31, 2007 consisted of directors Peter Migliorini (Chairman) and Thomas H. Schwartz. The Compensation Committee is comprised of directors who are “independent” for purposes of The Nasdaq Global Select Market listing standards and applicable tax and securities rules. The Compensation Committee is primarily responsible for approving salaries, bonuses and other compensation for the Company’s Named Executive Officers, reviewing management recommendations relating to new incentive compensation plans and changes to existing incentive compensation plans, and administering the Company’s stock plans, including granting options and restricted stock and setting the terms thereof pursuant to such plans (all subject to approval by the Board of Directors). During 2007, the Compensation Committee met once, and acted six times by unanimous written consent. The Company does not currently have a Compensation Committee charter.

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION OBJECTIVES AND STRATEGY

          The Company’s executive officer compensation program is designed to attract and retain the caliber of officers needed to ensure the Company’s continued growth and profitability and to reward them for their performance, the Company’s performance and for creating longer term value for stockholders. The primary objectives of the program are to:

•	align rewards with performance that creates stockholder value;

•	support the Company’s strong team orientation;

•	encourage high-potential team players to build a career at the Company; and

•	provide rewards that are cost-efficient, competitive with other organizations and fair to employees and stockholders.

          The Company’s executive compensation programs are approved and administered by the Compensation Committee of the Board of Directors. Working with management and outside advisors, the Compensation Committee has developed a compensation and benefits strategy that rewards performance and reinforces a culture that the Compensation Committee believes will drive long-term success.

          The compensation program rewards team accomplishments while promoting individual accountability. The executive officer compensation program depends in significant measure on Company results, but business unit results and individual accomplishments are also very important factors in determining each executive’s compensation. The Company has a robust planning and goal-setting process that is fully integrated into the compensation system, enhancing a strong relationship between individual efforts, Company results, and financial rewards.

          A major portion of total compensation is placed at risk through annual and long-term incentives. As shown in the Summary Compensation Table, in 2007 the sum of restricted stock awards and bonus represented between 26% and 60% of the Total Compensation for the Named Executive Officers (as defined herein). The combination of incentives is designed to balance annual operating objectives and Company earnings performance with longer-term stockholder value creation.

          The Company seeks to provide competitive compensation that is commensurate with performance. The Company targets compensation at the median of the market, and calibrates both annual and long-term incentive opportunities to generate less-than-median awards when goals are not fully achieved and greater-than-median awards when goals are exceeded.

          The Company seeks to promote a long-term commitment to the Company by its senior executives. The Company believes that there is great value to the Company in having a team of long-tenured, seasoned managers. The Company’s team-focused culture and management processes are designed to foster this commitment. In addition, the vesting schedules attached to restricted stock (4- to 5-year vesting) reinforce this long-term orientation.

ROLE OF THE COMPENSATION COMMITTEE

General

          The Compensation Committee provides overall guidance for the Company’s executive compensation policies and determines the amounts and elements of compensation for the Company’s executive officers. The Compensation Committee currently consists of two members of the Company’s Board of Directors, Messrs. Migliorini and Schwartz, each of whom is an independent director under Nasdaq’s Rule 4200, a “non-employee director” as defined under the SEC’s rules and an “outside director” as defined under Section 162(m) of the Internal Revenue Code (the “Code”).

          When considering decisions concerning the compensation of executives, other than the Chief Executive Officer, the Compensation Committee asks for the recommendations of the Chief Executive Officer, including his detailed evaluation of each executive’s performance. No executive has a role in recommending compensation for outside directors. With respect to the application of the 2006 Stock Incentive Plan (the “2006 Plan”), as amended, to non-employee directors, the Board of Directors functions as the Compensation Committee.

Use of Outside Advisors

          In making its determinations with respect to executive compensation, the Compensation Committee has historically engaged the services of an independent compensation consulting firm. In 2005, the Compensation Committee retained the services of James F. Reda & Associates, LLC to assist with its review of the compensation package of the Chief Executive Officer and other executive officers for 2006. In 2007, James F. Reda & Associates, LLC was retained to assist the Compensation Committee with several special projects, including advice on director compensation and advice relating to the 2006 Plan, as amended, including the use of restricted stock under the Company’s long term incentive program.

          The Compensation Committee retains James F. Reda & Associates, LLC directly, although in carrying out assignments, James F. Reda & Associates, LLC also interacts with Company management when necessary and appropriate in order to obtain compensation and performance data for the executives and the Company. In addition, James F. Reda & Associates, LLC may, in its discretion, seek input and feedback from management regarding its consulting work product prior to presentation to the Compensation Committee in order to confirm alignment with the Company’s business strategy and identify data questions or other similar issues, if any, prior to presentation to the Compensation Committee.

          The Compensation Committee has the authority to retain, terminate and set the terms of the Company’s relationship with any outside advisors who assist the Committee in carrying out its responsibilities.

COMPENSATION STRUCTURE

Pay Elements - Overview

The Company utilizes four main components of compensation:

•	Base Salary

•	Annual Performance-based Cash Bonuses

•	Long-term Equity Incentives (consisting of stock options and restricted stock)

•	Benefits and Perquisites

Pay Elements - Details

          Base Salary. The Company paid base salaries to each of the Named Executive Officers to provide them with fixed pay that takes into account the Named Executive Officer’s role and responsibilities, experience, expertise and individual performance. As more fully described in “--Employment Arrangements,” as of December 31, 2007, the Company had employment agreements with each of the Named Executive Officers.(1) You should refer to that section of this Proxy Statement for a full description of each

(1)          Effective March 24, 2008, Mr. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company. See “-- Employment Arrangements.”

Named Executive Officer’s base salary. The Compensation Committee, as constituted at the time the parties entered into the employment agreements, reviewed and approved the salary established in each such agreement. The Compensation Committee took into account each of the employee’s historic salary, value in the marketplace and performance (including at the Company and previous employment). Under their respective employment agreements, the base salaries of Jamieson A. Karson, Robert Schmertz and Amelia Newton Varela remain constant during the term of their employment agreements. Under Mr. Dharia’s employment agreement, his base salary increased from $425,000 in 2006 to $435,625 in 2007 and is scheduled to increase by 5% in each of 2008 and 2009. Under Mr. Sinha’s employment agreement, his base salary is subject to an annual 5% increase, and if the Company’s earnings before interest and taxes (“EBIT”) for a 12-month period increases more than 5% over the Company’s EBIT for the preceding 12-month period, then he is entitled to a 10% increase of base salary in lieu of the annual 5% increase. See “--Summary Compensation Table” and “--Employment Arrangements.” Salary increases for officers are generally consistent with those of other management employees.

          Annual Performance-based Cash Bonus. Each Named Executive Officer’s annual performance-based cash bonus is established in their respective employment agreement. The Compensation Committee reviewed and approved the bonus provisions set in each such employment agreement at the time the parties entered into such agreements. Such bonus provisions generally provide for variable or discretionary bonuses designed to reward attainment of business goals. The amount, if any, of the annual performance-based cash bonuses of Messrs. Karson,(1) Dharia and Schmertz is entirely within the discretion of the Board of Directors or the Compensation Committee. The Board of Directors and/or the Compensation Committee consider various criteria. Mr. Sinha’s and Ms. Varela’s annual performance-based cash bonuses are each tied to increases in the Company’s EBIT from the preceding year. Mr. Sinha is entitled to an annual performance-based cash bonus equal to 3% of the increase in the Company’s EBIT for such fiscal year over the EBIT of the immediately prior fiscal year. Ms. Varela is entitled to an annual performance-based cash bonus for each fiscal year in an amount equal to 2% of the increase in the Company’s wholesale division’s EBIT for such fiscal year over the Company’s wholesale division’s EBIT for the prior fiscal year. Each of Mr. Sinha’s and Ms. Varela’s annual performance-based cash bonus targets were set to drive the business of their respective divisions. See “--Employment Arrangements.”

          Long-term Equity Incentives. Management and the Compensation Committee believe that equity-based awards are an important factor in aligning the long-term financial interest of the officers and stockholders. The Compensation Committee continually evaluates the use of equity-based awards and intends to continue to use such awards in the future as part of designing and administering the Company’s compensation program. Beginning in 2006, the Compensation Committee replaced its practice of granting equity incentives solely in the form of stock options with restricted stock awards in order to grant awards that contain both substantial incentive and retention characteristics. These awards are designed to provide emphasis on preserving stockholder values generated in recent years while providing significant incentives for continuing growth in stockholder value. All grants are issued on the date they are approved by the Compensation Committee. The committee will continue to review the ideal equity mix for influencing performance and retention. With respect to stock options, the exercise price is always the grant date closing market price per share. The restricted stock uses time-based vesting and vests in four or five equal annual installments beginning on the first anniversary of the grant date, provided that, with the exception of grants to Mr. Karson or as may otherwise be indicated in individual grants, no termination of service has occurred by each applicable vesting date. All shares of restricted stock granted to Mr. Karson vest and cease to be restricted stock if the Company does not renew Mr. Karson’s employment agreement or if Mr. Karson is terminated by the Company without “cause.” Effective March 24, 2008, Mr. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company. For the purposes of determining any payments to which Mr. Karson will be entitled following his resignation, the Company and Mr. Karson have agreed to treat his resignation as a termination without “cause” (as defined under his amended and restated employment agreement) by the Company. See “-- Employment Arrangements.” Any dividends paid on the restricted stock are held by the Company uninvested and without interest until delivered to the holder at the end of the restricted period of the underlying shares of restricted stock that relates to such dividends.

          Other Benefits and Perquisites. The Company’s executive compensation program also includes other benefits and perquisites. These benefits include annual matching contributions to executive officers’ 401(k) plan accounts, company-paid medical benefits, automobile allowances and life insurance coverage. The Compensation Committee annually reviews these other benefits and perquisites and makes adjustments as warranted based on competitive practices, the Company’s performance and the individual’s responsibilities and performance. In addition to the executive benefits and perquisites provided to other senior executives, Mr. Karson was reimbursed for, or the Company directly paid, certain membership dues for social or professional organizations that Mr. Karson chose to join. The Compensation Committee has approved these other benefits and perquisites as a reasonable component of the Company’s executive officer compensation program. (See the “All Other Compensation” column and corresponding footnotes in the Summary Compensation Table.)

          (1)      Effective March 24, 2008, Mr. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company. See “-- Employment Arrangements.”

          Pay Mix

          The Company utilizes the particular elements of compensation described above because the Company believes that it provides a well-proportioned mix of secure compensation, retention value and at-risk compensation which produces short-term and long-term performance incentives and rewards. By following this approach, the Company provides the executive a measure of security in the minimum expected level of compensation, while motivating the executive to focus on business metrics and other variables within their particular sector which will increase sales and margins and at the same time lower costs so as to produce a high level of short-term and long-term performance for the Company and long-term wealth creation for the executive, as well as reducing the risk of recruitment of top executive talent by competitors. The mix of metrics used for the annual performance bonuses and the Company’s long-term incentive program likewise provides an appropriate balance between short-term financial performance and long-term financial and stock performance.

          For Named Executive Officers, the mix of compensation is weighted heavily toward at-risk pay (annual incentives and long-term incentives). Maintaining this pay mix results fundamentally in a pay-for-performance orientation for the Company’s executives, which is aligned with the Company’s stated compensation philosophy of providing compensation commensurate with performance.

Pay Levels and Benchmarking

          Pay levels for executives are determined based on a number of factors, including the individual’s roles and responsibilities within the Company, the individual’s experience and expertise, the pay levels for peers within the Company, pay levels in the marketplace for similar positions and performance of the individual and the Company as a whole. The Compensation Committee is responsible for approving pay levels for the Named Executive Officers. In determining the pay levels, the Compensation Committee considers all forms of compensation and benefits.

          The Compensation Committee assesses “competitive market” compensation using a number of sources. The primary data source used in setting competitive market levels for the Named Executive Officers is the information publicly disclosed by a peer group of the Company, which will be reviewed annually and may change from year to year. The peer group of companies is Nine West Group Inc., Kenneth Cole Production, Inc., Guess?, Inc., bebe stores, inc., Brown Shoe Company, Inc., Genesco Inc., The Stride Rite Corporation and SKECHERS USA, Inc.

          After consideration of the data collected on external competitive levels of compensation and internal needs, the Compensation Committee makes decisions regarding the Named Executive Officer’s target total compensation opportunities based on the need to attract, motivate and retain an experienced and effective management team.

          Relative to the competitive market data, the Compensation Committee generally intends that the base salary and target annual incentive compensation for each Named Executive Officer will be at the median of the competitive market.

          As noted above, notwithstanding the Company’s overall pay positioning objectives, pay opportunities for specific individuals vary based on a number of factors such as scope of duties, tenure, institutional knowledge and/or difficulty in recruiting a new executive. Actual total compensation in a given year will vary above or below the target compensation levels based primarily on the attainment of operating goals and the creation of stockholder value.

Compensation Committee Discretion

          The Compensation Committee retains the discretion to decrease all forms of incentive payouts based on significant individual or Company performance shortfalls, with the exception of the bonuses paid to Mr. Sinha and Ms. Varela, which are tied to the Company’s EBIT for the preceding year pursuant to their respective employment agreements. Likewise, the Compensation Committee retains the discretion to increase payouts and/or consider special awards for significant achievements, including, but not limited to, superior asset management, investment or strategic accomplishments and/or consummation of acquisitions, divestitures, capital improvements to existing properties, or sales made by certain of the Company’s divisions.

Conclusion

          The level and mix of compensation that is finally decided upon is considered within the context of both the objective data from the Company’s competitive assessment of compensation and performance, as well as discussion of the subjective factors as outlined above. The Compensation Committee believes that each of the compensation packages for the Named Executive Officers is within the competitive range of practices when compared to the objective comparative data even where subjective factors have influenced the compensation decisions.

POST TERMINATION, CHANGE IN CONTROL AND NON-COMPETE/NON-SOLICITATION

          The Company’s employment agreements with each of the Named Executive Officers contain provisions governing payments to be made upon a termination upon a change-in-control of the Company. Ms. Varela’s employment agreement provides for no payment upon a termination upon a change-in-control of the Company. The employment agreements of the other Named Executive Officers provide for payment upon a termination upon a change-in-control of the Company. The Company’s employment agreements with the Named Executive Officers generally provide for severance payments to the executive if the Company terminates the executive’s employment without cause or if the Company gives the executive good reason to terminate employment. The Company’s employment agreements with Ms. Varela and Mr. Schmertz do not contain such severance provisions. You should refer to the section of this Proxy Statement titled “Employment Arrangements” for a summary description of the agreements and such severance and change-in-control provisions. These benefits are described and quantified in the section entitled “Potential Payments Upon Termination or Change-In-Control” under Directors and Executive Officers, below.

          The Company believes that the severance payments and payments made upon change-in-control provisions in the employment agreements provide appropriate protection to the Company’s executives, comparable to that available at peer companies, and, with regard to the enhanced severance following a change-in-control, protects the Company from losing key executives during a period when a change-in-control may be threatened or pending. These benefits are described and quantified in the section entitled “Potential Payments Upon Termination or Change-In-Control” under Directors and Executive Officers, below.

          Mr. Karson has agreed in his amended and restated employment agreement not to compete with the Company for two years following the termination of employment and not to hire Company employees during that same period. Mr. Schmertz and Ms. Varela have agreed to the same restriction for a one-year period. In addition, Mr. Sinha has agreed to the same restriction for a six month period, unless he is terminated other than “for cause,” death or due to total disability, in which case his non-compete and non-solicitation period shall last the lesser of six months or the number of months he is entitled to payment following such termination. Mr. Dharia does not have a non-compete or non-solicitation provision in his employment agreement.

IMPACT OF TAX AND ACCOUNTING

          As a general matter, the Compensation Committee considers the various tax and accounting implications of compensation vehicles employed by the Company.

          While the Compensation Committee reviews and considers both the accounting and tax effects of various components of compensation, these effects are not a significant factor in the Compensation Committee’s allocation of compensation among the different components. In general, the Company believes that compensation paid to executive officers should be deductible for U.S. tax purposes. In certain instances, however, the Compensation Committee also believes that it is in the Company’s best interests, and that of its shareholders, to have the flexibility to pay compensation that is not deductible under the limitations of Section 162(m) of the Code in order to provide a compensation package consistent with the Company’s objectives.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

          During the 2007 Fiscal Year, the following directors served on the Compensation Committee: Peter Migliorini (chairman) and Thomas H. Schwartz. During the 2007 Fiscal Year:

•	none of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

•	none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which the Company was a participant and the amount involved exceeded $120,000;

•

none of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served on the Company’s Compensation Committee;

•	none of the Company’s executive officers was a director of another entity where one of that entity’s executive officers served on the Company’s Compensation Committee; and

•

none of the Company’s executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served as a director on the Board of Directors.

COMPENSATION COMMITTEE REPORT

          The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Company’s Board of Directors:

Peter Migliorini (Chairman)
Thomas H. Schwartz

CODE OF BUSINESS CONDUCT AND ETHICS

          All of the Company’s employees, officers (including senior executive, financial and accounting officers) and directors are held accountable for adherence to the Company’s Code of Business Conduct and Ethics (the “Conduct Code”). The Conduct Code is intended to establish standards necessary to deter wrongdoing and to promote compliance with applicable governmental laws, rules and regulations and honest and ethical conduct. The Conduct Code covers all areas of professional conduct, including conflicts of interest, fair dealing, financial reporting and disclosure, protection of Company assets and confidentiality. Employees have an obligation to promptly report any known or suspected violation of the Conduct Code without fear of retaliation. Waiver of any provision of the Conduct Code for executive officers and directors may only be granted by the Board of Directors or one of its committees and any such waiver or modification of the Conduct Code relating to such individuals will be disclosed by the Company. A copy of the Conduct Code is available on the Company’s website at www.stevemadden.com and may also be obtained by any stockholder without charge upon request by writing to the Corporate Secretary, Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, NY 11104.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires that the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, file with the Securities and Exchange Commission reports of initial ownership of Common Stock and subsequent changes in that ownership and furnish the Company with copies of all forms they file pursuant to Section 16(a). Form 4s were not filed on a timely basis to report (i) the exercise of stock options on April 23, 2007 by Jamieson Karson; (ii) a grant of Common Stock on May 25, 2007 to Peter Migliorini; (iii) a grant of Common Stock on May 25, 2007 to Thomas H. Schwartz; (iv) a grant of Common Stock on May 25, 2007 to Walter Yetnikoff; (v) a grant of Common Stock on May 25, 2007 to Marc S. Cooper; and (vi) a grant of Common Stock on May 25, 2007 to John L. Madden. Each of these reports has now been filed. In making this disclosure, the Company has relied solely on copies of the reports that have been filed with the SEC by the Company’s directors and executive officers, and written representations received from the Company’s directors and executive officers that no annual Form 5 reports were required to by filed for the 2007 Fiscal Year.

DIRECTORS AND EXECUTIVE OFFICERS

          The directors, executive officers and certain significant employees of the Company, and their ages and positions as of April 5, 2008, are:

NAME	AGE	POSITION

Walter Yetnikoff	74	Chairman of the Board
Edward R. Rosenfeld	32	Chief Executive Officer and Director
Arvind Dharia	58	Chief Financial Officer and Secretary
Awadhesh Sinha	62	Chief Operating Officer
Robert Schmertz	44	Brand Director
Amelia Newton Varela	36	Executive Vice President-Wholesales Sales
John L. Madden	60	Director
Peter Migliorini	59	Director
Richard P. Randall	70	Director
Thomas H. Schwartz	60	Director

          See “Proposal 1: Election of Directors - Biographical Summaries of Nominees for the Board of Directors” for the biographies of the Company’s directors.

          Arvind Dharia has been the Chief Financial Officer of the Company since October 1992 and was a director of the Company from December 1993 through May 2004. Mr. Dharia has been Secretary of the Company since 1993. From December 1988 to September 1992, Mr. Dharia was Assistant Controller of Millennium III Real Estate Corp.

          Awadhesh Sinha became the Chief Operating Officer of the Company in July 2005. Mr. Sinha had been a director of the Company from October 2002 to July 2005. Mr. Sinha was the Chief Operating Officer and Chief Financial Officer of WEAR ME Apparel Inc., a company that designs, manufactures and markets branded and non-branded children’s clothing, from 2003 to July 2005. Prior to that, Mr. Sinha worked for Salant Corporation, a company that designs, manufactures and markets men’s clothing, for 22 years, and held the position of Chief Operating Officer and Chief Financial Officer of Salant Corporation from 1998 to 2003.

          Robert Schmertz has been the Brand Director since January 2006. Mr. Schmertz served as President of Steve Madden Women’s Wholesale Division and Brand Manager from September 2001 through January 2006. Additionally, Mr. Schmertz has been the President of Shoe Biz, Inc., a wholly owned subsidiary of Steve Madden Retail Inc. since May 1998 and the President of Diva Acquisition Corp. since January 2001. Before joining the Company, Mr. Schmertz was President of Daniel Scott Inc. from November 1995 to May 1998. Previously, Mr. Schmertz was the East Coast Sales Manager for Impo International from January 1993 through November 1995. From April 1990 to December 1992, Mr. Schmertz served as a sales representative for Espirit de Corp. based in San Francisco, California.

          Amelia Newton Varela has been Executive Vice President of Wholesale Sales since November 2004. Previously, she was Vice President of Sales for Steve Madden Women’s Wholesale Division from January 2000. Prior to that, she was Account Executive for Steve Madden Women’s Wholesale Division from 1998. Before joining the Company, Ms. Varela was the sales assistant to the Executive Vice President of Sales for Merrin Financial. She graduated from The Fashion Institute of Technology in 1995.

SUMMARY COMPENSATION TABLE

          The following table sets forth the compensation earned for all services rendered to the Company in all capacities in the 2007 and 2006 Fiscal Years, respectively, by the Company’s Chief Executive Officer, Chief Financial Officer and the three most highly compensated executive officers other than the CEO and CFO who were serving at the end of 2007 and 2006, respectively. In this Proxy Statement, the Company refers to this group of five people as the Company’s “Named Executive Officers”.

          Following the table is a discussion of material factors related to the information disclosed in the table.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)		NON-EQUITY INCENTIVE PLAN COMPENSATION ($)		ALL OTHER COMPENSATION ($) (1)		TOTAL ($)

Jamieson A. Karson
Chief Executive Officer (2)	2007	500,000	—	322,856		—		33,787	(3)	856,643
	2006	500,000	450,000	180,312	(4)	—		29,585	(5)	2,061,385
Arvind Dharia
Chief Financial Officer	2007	435,625	—	188,696		—		91,115	(6)	715,436
	2006	425,000	350,000	72,125	(4)	—		90,173	(7)	1,297,893
Awadhesh Sinha
Chief Operating Officer	2007	489,976	—	278,126		—		7,431	(8)	775,533
	2006	446,250	—	—		1,401,840	(9)	13,458	(10)	1,861,548
Robert Schmertz
Brand Director	2007	578,901	175,000	696,090		—		12,692	(11)	1,462,683
	2006	488,350	—	180,312	(4)	—		5,769	(12)	1,550,719
Amelia Newton Varela
Executive Vice President-Wholesale Sales	2007	300,000	—	240,416		225,000	(13)	15,000	(14)	780,416
	2006	300,000	—	180,312	(4)	570,166	(15)	15,000	(16)	1,941,766

(1)

The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and December 31, 2006, respectively, in accordance with FAS 123R. Assumptions used in the calculation of these amounts are included in footnote G to the Company’s audited financial statements for the fiscal year ended December 31, 2007, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2008, and included in footnote 13 to the Company’s audited financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2007, respectively.

(2)	Effective March 24, 2008, Mr. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company. See “-- Employment Arrangements.”

(3)	Includes the following: $6,081 automobile allowance and reimbursement of $27,706 for membership dues pursuant to Mr. Karson’s amended and restated employment agreement.

(4)	Adjusted to reflect FAS 123R expense incurred by the Company.

(5)	Includes the following: $6,271 automobile allowance and reimbursement of $23,314 for membership dues pursuant to Mr. Karson’s amended and restated employment agreement.

(6)	Includes the following: $7,789 automobile allowance and $83,326 life insurance premiums.

(7)	Includes the following: $7,196 automobile allowance and $82,977 life insurance premiums.

(8)	Represents $7,431 automobile allowance.

(9)	Represents non-equity incentive payment made pursuant to a bonus formula in Mr. Sinha’s employment agreement. See “-Employment Arrangements.”

(10)	Represents $13,458 automobile allowance.

(11)	Represents $12,692 automobile allowance.

(12)	Represents $5,769 automobile allowance.

(13)	Represents deferred compensation paid for the period ended December 31, 2007, pursuant to employment agreement.

(14)	Represents $15,000 automobile allowance.

(15)	Represents non-equity incentive payment made pursuant to a bonus formula in Ms. Varela’s employment agreement. See “-Employment Arrangements.”

(16)	Represents $15,000 automobile allowance.

EMPLOYMENT ARRANGEMENTS

          Jamieson A. Karson. In May 2001, the Company entered into an employment agreement with Jamieson A. Karson pursuant to which Mr. Karson agreed to serve as the Company’s Chief Executive Officer and Vice Chairman of the Board. On July 22, 2004, at a regularly scheduled meeting of the Board of Directors of the Company, Mr. Karson was appointed Chairman of the Board of Directors. Mr. Karson’s employment agreement was amended and restated in January 2006. The term of Mr. Karson’s employment under his amended and restated employment agreement was three years commencing on January 1, 2006 and ending on December 31, 2008. The amended and restated employment agreement provided that the term would be automatically extended for successive one-year periods unless the Company timely notified Mr. Karson of its intention not to extend the term. The amended and restated employment agreement provided that the Company pay Mr. Karson an annual salary of $500,000. In addition, the amended and restated employment agreement provided that Mr. Karson receive an annual bonus in such amount, if any, and at such time or times, as the Board of Directors, or a committee thereof, may determine in its absolute discretion. Subject to availability of shares under the 2006 Plan, as amended, or any other plan designated by the Board of Directors and approved by the Company’s stockholders, Mr. Karson was entitled to awards under such plan as determined by the Board of Directors, or a committee thereof, from time to time in its absolute discretion. In addition, in the event of Mr. Karson’s total disability or his death, the Company was obligated to continue to pay Mr. Karson (or Mr. Karson’s estate) his base salary for the 12-month period immediately subsequent to the date of such total disability or death. The amended and restated employment agreement provided that, in the event Mr. Karson’s employment was terminated (or not extended) by the Company for any reason other than “for cause” (as defined in the amended and restated employment agreement) or due to his death or his total disability, the Company would be obligated to pay Mr. Karson (i) the amount of compensation that is accrued and unpaid through the date of termination; plus (ii) an amount equal to the lesser of (A) the sum of three times Mr. Karson’s highest “total compensation” (as defined in the amended and restated employment agreement) in any given fiscal year of his employment with the Company, and (B) $4,000,000. In the event that there was a “change of control” (as defined in the amended and restated employment agreement) transaction, all unvested options to purchase shares of Common Stock or restricted stock awards or other equity-related awards under the 1999 Stock Plan and/or the 2006 Plan, as amended, held by Mr. Karson would vest on the date of the change of control and Mr. Karson would be entitled to receive a lump sum cash payment equal to the amount described in the immediately preceding sentence. Mr. Karson’s amended and restated employment agreement also contained provisions regarding confidentiality, solicitation and competition. Effective March 24, 2008, Mr. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company, and entered into a Mutual Release with the Company (the “Mutual Release”). Pursuant to the Mutual Release, the Company shall consider Mr. Karson’s resignation to be a termination without “cause” (as defined under Mr. Karson’s amended and restated employment agreement), and shall (1) pay Mr. Karson, on April 1, 2008, the sum of $4,000,000, less such deductions as shall be required to be withheld by applicable law and regulations; (2) vest Mr. Karson’s restricted stock awards granted under the Restricted Stock Agreements dated as of March 24, 2006 and March 27, 2007 such that all restrictions on such shares shall lapse; (3) in connection with the vesting of Mr. Karson’s restricted stock award granted under the Restricted Stock Agreement dated as of March 24, 2006, pay Mr. Karson, promptly following such vesting, the sum of $22,500 in respect of the $1.00 per share special dividend paid by the Company in November 2006 applicable to the remaining 22,500 shares being vested pursuant to the Mutual Release; and (4) continue, pursuant to the terms of Mr. Karson’s amended and restated employment agreement, to pay all costs of Mr. Karson’s use of the automobile currently leased for Mr. Karson through the end of the current lease term. Pursuant to the terms of the Mutual Release, the Company releases Mr. Karson from certain claims, and Mr. Karson releases the Company from certain claims.

          Arvind Dharia. In January 1998, the Company entered into an employment agreement with Arvind Dharia, which has been amended from time to time, pursuant to which Mr. Dharia agreed to serve as the Company’s Chief Financial Officer. The term of Mr. Dharia’s employment under his agreement, as amended, commenced on January 1, 1998 and ends on December 31, 2009. The term will be automatically extended for an additional one-year period unless either party timely notifies the other of its intention not to extend the term. The amended agreement provides that the Company pay Mr. Dharia an annual salary of $435,625 for the 2007 Fiscal Year, with the following increases thereafter: (i) on January 1, 2008, his base salary shall be increased by 5% of the then-current base salary; and (ii) on January 1, 2009, his base salary shall be increased by 5% of the then-current base salary. In addition, the agreement provides that Mr. Dharia receive an annual bonus in such amount, if any, and at such time or times, as the Board of Directors may determine in its absolute discretion. Subject to availability of shares under the 2006 Plan, as amended, or any other plan designated by the Board of Directors and approved by the Company’s stockholders, Mr. Dharia is entitled to awards under such plan as may be determined by the Board of Directors, or a committee thereof, from time to time in its absolute discretion. The agreement provides, in the event of Mr. Dharia’s death, for the payment to Mr. Dharia’s estate of his base salary for the 12-month period immediately subsequent to the date of Mr. Dharia’s death. In the event Mr. Dharia’s employment agreement is terminated due to Mr. Dharia’s total disability (as defined in the agreement) or “for cause” (as defined in the agreement), the Company is obligated to pay Mr. Dharia the amount of compensation that is accrued and unpaid through the date of termination. In the event Mr. Dharia’s employment agreement is terminated for any reason (other than “for cause” or due to his death or total disability), the Company is obligated to pay Mr. Dharia, in two installments, (a) an amount equal to the product of (x) his base salary on the effective date of such termination plus the bonus paid or payable, if any, for the fiscal year ended on the December 31st immediately preceding the termination date, multiplied by (y) the number of years (and fraction of years) remaining in the term; and (b) the amount payable to him, or on his account, for what would have been the balance of the term of his employment agreement with respect to certain benefits and plans as set forth in his employment agreement. If the Company decides not to renew the agreement (other than “for cause” or due to his total disability), then Mr. Dharia will be entitled to receive severance compensation in cash in an amount equal to his then-current base salary for the 90-day period commencing on the expiration of the term. In the event that there is a “change of control” transaction and Mr. Dharia’s employment has been terminated by the Company other than “for cause” or by Mr. Dharia “for good reason” (as such terms are defined in the agreement), Mr. Dharia will receive an amount equal to three times the total compensation he was entitled to receive under the agreement for the preceding 12-month period ending on the last previous December 31, except that in lieu of the actual base salary component received during such period, there shall be substituted the annual base salary to which Mr. Dharia was entitled to as of the date of termination, unless said amount (or portion thereof) is determined to constitute an “excess parachute payment” under Sections 280G and 4999 of the Code, in which case the payment to Mr. Dharia shall be reduced to the maximum amount that is tax deductible to the Company under Section 280G of the Code.

          Awadhesh Sinha. In June 2005, the Company entered into an employment agreement with Awadhesh Sinha, pursuant to which Mr. Sinha agreed to serve as the Company’s Chief Operating Officer. Mr. Sinha’s employment agreement was amended in November 2007. The term of Mr. Sinha’s employment under his employment agreement, as amended, commences on July 1, 2005 and ends on December 31, 2008. The term will be automatically extended for successive one-year periods unless either party timely notifies the other of its intention not to extend the term. The agreement, as amended, provides that the Company pay Mr. Sinha an annual salary of $425,000, subject to a 5% annual increase or, if the Company’s EBIT for the 12-month period from July 1 to June 30 increases by at least 5% over the preceding 12-month period, a 10% annual increase in lieu of the annual 5% increase. Upon entering the agreement, Mr. Sinha received a signing bonus of $100,000. In addition, with respect to the fiscal year ended December 31, 2005, Mr. Sinha was entitled to an annual bonus equal to the greater of (i) $50,000, and (ii) 3% of the increase in the Company’s EBIT for such fiscal year over the EBIT of the immediately prior fiscal year; with respect to each of the Company’s remaining fiscal years during the term of Mr. Sinha’s employment, the Company shall pay Mr. Sinha an annual bonus equal to 3% of the increase in the Company’s EBIT for such fiscal year over the EBIT of the immediately prior fiscal year. The agreement, as amended, provides for, in the event of Mr. Sinha’s death, the payment to Mr. Sinha’s estate of his base salary for the 12-month period immediately subsequent to the date of Mr. Sinha’s death. In the event Mr. Sinha’s employment agreement, as amended, is terminated due to Mr. Sinha’s total disability (as defined in the agreement, as amended,), “for cause” (as defined in the agreement, as amended,) or due to Mr. Sinha’s resignation, the Company is obligated to pay Mr. Sinha the amount of compensation that is accrued and unpaid through the date of termination. Mr. Sinha shall be required to repay to the Company the full amount of his signing bonus if he is discharged “for cause” and a pro rata portion of the signing bonus for the portion of the term that he did not fulfill if he resigns. In the event Mr. Sinha’s employment agreement, as amended, is terminated by the Company for any reason (other than “for cause” or due to his death or total disability), the Company is obligated to pay Mr. Sinha an amount equal to the sum of (x) the base salary that would have been paid by the Company pursuant to the agreement, as amended, for the longer of the remainder of the then-current term or 6 months, and (y) the cash bonus payable to Mr. Sinha prorated from the commencement of the then-current term through the termination date. In the event that there is a “change of control” transaction, the Company or Mr. Sinha may terminate the agreement, as amended, and Mr. Sinha shall be entitled to an amount equal to three times the total compensation received by Mr. Sinha under the agreement, as amended, for the preceding 12-month period ending on the last previous December 31st, except that in lieu of the actual base salary component received during such period, there shall be substituted the annual base salary to which Mr. Sinha was entitled to as of the date of his termination, unless said amount (or portion thereof) is determined to constitute an “excess parachute payment” under Sections 280G and 4999 of the Code, in which case the payment to Mr. Sinha shall be reduced to the maximum amount that is tax deductible to the Company under Section 280G of the Code.

          Robert Schmertz. In April 2002, the Company entered into an employment agreement with Robert Schmertz pursuant to which Mr. Schmertz agreed to serve as President of Steve Madden Wholesale Women’s Division and Brand Manager for Steven Madden, Ltd. The agreement was extended in March 2005 and again in March 2007. The term of Mr. Schmertz’s employment under his employment agreement (as extended) commenced on April 1, 2002 and ends on December 31, 2009. Mr. Schmertz received a signing bonus of $500,000 upon the execution of the March 2007 extension and 100,000 shares of restricted stock, which vests in equal parts on each of the first five anniversaries of February 27, 2007, pursuant to the 2006 Plan, as amended. The Company agreed to pay Mr. Schmertz an annual salary of $600,000. Under the terms of the agreement as extended, the Company shall pay Mr. Schmertz a discretionary bonus in an amount determined solely by the Company’s Board of Directors. In the event of a “change of control” and the termination of Mr. Schmertz thereafter other than “for cause” (as defined in the agreement), Mr. Schmertz will be entitled to receive an amount equal to the lesser of (i) the average amount of total compensation actually received by Mr. Schmertz for the preceding three calendar years multiplied by 3 or (ii) the maximum amount which is tax deductible to the Company under Section 280G of the Code.

          Amelia Newton Varela. In October 2004, the Company entered into an employment agreement with Amelia Newton Varela, pursuant to which Ms. Varela agreed to serve as Executive Vice President of Wholesale Sales. Ms. Varela’s employment under her employment agreement commenced in October 2004. The Company agreed to pay Ms. Varela an annual salary of $300,000. Under the terms of the agreement, the Company shall pay Ms. Varela an annual bonus for each fiscal year in an amount equal to 2% of the increase in the Company’s wholesale division’s EBIT for such fiscal year over the Company’s wholesale division’s EBIT for the prior fiscal year.

GRANTS OF PLAN-BASED AWARDS IN THE 2007 FISCAL YEAR

          The following table sets forth information concerning awards under the Company’s equity and non-equity incentive plans granted to each of the Named Executive Officers in the 2007 Fiscal Year, including performance-based awards and those using time-based vesting.

          Following the table is a discussion of material factors related to the information disclosed in the table.

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)		ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS

NAME	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD ($)	TARGET (#)	MAXIMUM (#)

Jamieson A. Karson(1)	03/27/07	—	—	—	—	—	—	20,000		—	—	590,800
Arvind Dharia	03/06/07	—	—	—	—	—	—	20,000	(2)	—	—	596,800
Awadhesh Sinha	04/25/07	—	—	—	—	—	—	30,000	(3)	—	—	933,900
Robert Schmertz	03/09/07	—	—	—	—	—	—	100,000	(4)	—	—	2,939,000

(1)

Effective March 24, 2008, Jamieson A. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company, and entered into a Mutual Release with the Company (the “Mutual Release”). Pursuant to the Mutual Release, the Company shall vest Mr. Karson’s restricted stock awards granted under the Restricted Stock Agreements dated as of March 24, 2006 and March 27, 2007 such that all restrictions on such shares shall lapse. See “-- Employment Arrangements.”

(2)

Mr. Dharia was awarded 20,000 shares of restricted stock on March 6, 2007. One-fifth of such shares of restricted stock shall vest and cease to be restricted stock on each of the first five anniversaries of March 6, 2007.

(3)

Mr. Sinha was awarded 30,000 shares of restricted stock on April 25, 2007. One-fourth of such shares of restricted stock shall vest and cease to be restricted stock on each of September 19, 2007 and the next three anniversaries of September 19, 2007.

(4)

Mr. Schmertz was awarded 100,000 shares of restricted stock on March 9, 2007. One-fifth of such shares of restricted stock shall vest and cease to be restricted stock on each of the first five anniversaries of March 9, 2007.

Plan-Based Awards

          1999 Stock Plan

          As of March 15, 1999, the Board of Directors of the Company adopted the 1999 Stock Plan (the “1999 Plan”), and on June 4, 1999 the Company’s stockholders approved the adoption of the 1999 Plan. Since its adoption, the 1999 Plan has been amended, with stockholder approval, to (i) increase the number of shares subject to the plan, (ii) provide that the exercise price of an option granted under the 1999 Plan shall be no less than the fair market value of the Common Stock on the date of grant (except to the extent otherwise provided in agreements with the Company dated prior to the effective date of the amendment), and (iii) prohibit the Board from amending the terms of any option granted pursuant to the 1999 Plan to reduce the option price. The purpose of the 1999 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants, and independent contractors of the Company may be granted incentive stock options and/or nonqualified stock options to purchase shares of Common Stock, in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company by encouraging stock ownership in the Company. As of April 22, 2008, options to purchase 524,285 shares of Common Stock were outstanding. No additional options will be granted under the 1999 Plan.

          2006 Stock Incentive Plan

          As of March 10, 2006, the Board of Directors of the Company adopted the 2006 Plan, and on May 26, 2006 the Company’s stockholders approved the adoption of the 2006 Plan. Amendment number one to the 2006 Plan was adopted by the Board of Directors on April 25, 2007, subject to stockholder approval at the 2007 annual meeting of the Company’s stockholders. On May 25, 2007, the Company’s stockholders approved amendment number one to the 2006 Plan. The purpose of the 2006 Plan, as amended, is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible employees, consultants and non-employee directors cash and stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The maximum number of shares of Common Stock available for issuance under the 2006 Plan, as amended, is 1,550,000 shares. As of April 22, 2008, there were outstanding 338,000 unvested shares of restricted stock and options to purchase 105,000 shares of Common Stock; options have been exercised, or restricted stock has vested, with respect to 276,487 shares of Common Stock; and 830,513 shares of Common Stock remained available for grant under the 2006 plan.

OUTSTANDING EQUITY AWARDS AT END OF THE 2007 FISCAL YEAR

          The following table sets forth information concerning unexercised stock options, restricted stock that has not vested and stock awards outstanding for each of the Named Executive Officers as of the end of the 2007 Fiscal Year.(1)

	OPTION AWARDS					STOCK AWARDS

NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)

Arvind Dharia	13,242	—	—	6.3667	09/25/08	—	—	29,000	(2)	580,000
	60,000	—	—	13.9000	09/09/10	—	—	—		—
	60,000	—	—	13.0533	07/06/11	—	—	—		—
	60,000	—	—	11.8400	05/27/15	—	—	—		—

Awadhesh Sinha	—	—	—	—	—	—	—	22,500	(3)	450,000

Robert Schmertz	50,000	—	—	12.6533	05/17/12	—	—	122,500	(4)	2,450,000

Amelia Newton Varela	—	—	—	—	—	—	—	22,500	(5)	450,000

(1)

Effective March 24, 2008, Jamieson A. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company, and entered into a Mutual Release with the Company (the “Mutual Release”). Pursuant to the Mutual Release, the Company shall vest Mr. Karson’s restricted stock awards granted under the Restricted Stock Agreements dated as of March 24, 2006 and March 27, 2007 such that all restrictions on such shares shall lapse. See “-- Employment Arrangements.”

(2)

Mr. Dharia was awarded 12,000 shares of restricted stock on March 24, 2006. One-fourth of such shares of restricted stock shall vest and cease to be restricted stock on each of the first four anniversaries of March 24, 2006. Mr. Dharia was awarded 20,000 shares of restricted stock on March 6, 2007. One-fifth of such shares of restricted stock shall vest and cease to be restricted stock on each of the first five anniversaries of March 6, 2007.

(3)

Mr. Sinha was awarded 30,000 shares of restricted stock on April 25, 2007. One-fourth of such shares of restricted stock shall vest and cease to be restricted stock on each of September 19, 2007 and the next three anniversaries of September 19, 2007.

(4)

Mr. Schmertz was awarded 30,000 shares of restricted stock on March 20, 2006. One-fourth of such shares of restricted stock shall vest and cease to be restricted stock on each of the first four anniversaries of March 20, 2006. Mr. Schmertz was awarded 100,000 shares of restricted stock on March 9, 2007. One-fifth of such shares of restricted stock shall vest and cease to be restricted stock on each of the first five anniversaries of March 9, 2007.

(5)

Ms. Varela was awarded 30,000 shares of restricted stock on March 20, 2006. One-fourth of such shares of restricted stock shall vest and cease to be restricted stock on each of the first four anniversaries of March 20, 2006.

OPTION EXERCISES AND STOCK VESTED IN THE 2007 FISCAL YEAR

          The following table sets forth information concerning stock options exercised and restricted stock vested during the 2007 Fiscal Year by each of the Named Executive Officers. The value realized from exercised options is deemed to be the market value of the Common Stock on the date of exercise, less the exercise price of the option, multiplied by the number of shares underlying the option. The value realized from vested restricted stock is deemed to be the market value of the Common Stock on the date of vesting multiplied by the number of shares.

	OPTION AWARDS		STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)

Jamieson A. Karson(1)	56,200	1,044,537	7,500	221,175
Arvind Dharia	—	—	3,000	88,470
Awadhesh Sinha	—	—	7,500	137,025
Robert Schmertz	—	—	7,500	226,725
Amelia Newton Varela	—	—	7,500	226,725

(1)

Effective March 24, 2008, Mr. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company, and entered into a Mutual Release with the Company (the “Mutual Release”). Pursuant to the Mutual Release, the Company shall vest Mr. Karson’s restricted stock awards granted under the Restricted Stock Agreements dated as of March 24, 2006 and March 27, 2007 such that all restrictions on such shares shall lapse. See “-- Employment Arrangements.”

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

          The Company’s employment agreements with the Named Executive Officers provide for payments to such persons upon termination or a change in control of the Company. See “--Employment Arrangements.”

          The amounts set forth in the table below shall be paid to the respective Named Executive Officer if such Named Executive Officer’s employment is terminated by the Company under the various scenarios set forth below.

NAME AND PRINCIPAL POSITION	CASH PAYMENT ($)		CONTINUATION OF MEDICAL/WELFARE BENEFITS (PRESENT VALUE) ($)		ACCELERATION AND CONTINUATION OF EQUITY AWARDS ($)	TOTAL TERMINATION BENEFITS ($)

TERMINATION DUE TO DEATH:
Jamieson A. Karson(1)	500,000		—			500,000
Arvind Dharia	435,625		10,000			445,625
Awadhesh Sinha	514,250		10,000			524,250
Robert Schmertz	300,000		—			300,000
Amelia Newton Varela(2)	—		—			—

TERMINATION DUE TO TOTAL DISABILITY:
Jamieson A. Karson(1)	500,000					500,000
Arvind Dharia	435,625					435,625
Awadhesh Sinha	514,250					514,250
Robert Schmertz	—					—
Amelia Newton Varela(2)	—					—

TERMINATION FOR CAUSE; RESIGNATION:
Jamieson A. Karson(1)	—					—
Arvind Dharia	—					—
Awadhesh Sinha(3)	—					—
Robert Schmertz	—					—
Amelia Newton Varela(2)	—					—

TERMINATION OTHER THAN FOR CAUSE, DEATH OR DUE TO TOTAL DISABILITY:
Jamieson A. Karson(1)	4,000,000		—			4,000,000
Arvind Dharia	871,250	(4)	180,000	(5)		1,051,250
Awadhesh Sinha	514,250	(6)	—			514,250
Robert Schmertz	—		—			—
Amelia Newton Varela(2)	—		—			—

TERMINATION UPON A CHANGE-OF-CONTROL:
Jamieson A. Karson(1)	4,000,000	(7)	—		268,290	4,268,290
Arvind Dharia	1,910,601	(8)	270,000	(9)	2,032,940	4,213,540
Awadhesh Sinha	3,788,185	(10)	40,500	(11)	450,000	4,278,685
Robert Schmertz	2,929,819	(12)	—		2,817,333	5,747,152
Amelia Newton Varela(2)	—		—		450,000	450,000

(1)

Effective March 24, 2008, Mr. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company, and entered into a Mutual Release with the Company (the “Mutual Release”). Pursuant the Mutual Release, the Company shall consider Mr. Karson’s resignation to be a termination without “cause” (as defined under Mr. Karson’s amended and restated employment agreement) by the Company. See “-- Employment Arrangements.”

(2)	Upon any termination, Ms. Varela shall forfeit and surrender any unpaid compensation without further liability to the Company.

(3)

If Mr. Sinha is terminated for Cause, he will have to repay to the Company the full amount of his signing bonus and if he resigns for any reason, Mr. Sinha will be required to repay to the Company a pro rata portion of his signing bonus.

(4)	Consists of two times Mr. Dharia’s 2007 base salary of $435,625.

(5)	Consists of two times the sum of Mr. Dharia’s life insurance payment ($80,000 per year) plus medical benefits ($10,000 per year).

(6)	Consists of Mr. Sinha’s one year salary at December 31, 2007 ($514,250).

(7)

In the event of a termination upon a change of control, Mr. Karson’s amended and restated employment agreement states that the Company and Mr. Karson will use their respective best efforts to work together so that Mr. Karson and the Company will not be subject to adverse tax consequences under Sections 280G and 4999 of the Code, as applicable. The figure in the table does not reflect any cutback or gross-up of the excise tax upon a change of control payment owed to Mr. Karson under his amended and restated employment agreement.

(8)	Consists of three times Mr. Dharia’s 2007 total compensation reduced by the sum of (i) continuation of medical and life insurance benefits, and (ii) acceleration of equity compensation.

(9)	Consists of three times the sum of Mr. Dharia’s life insurance payment ($80,000 per year) plus medical benefits ($10,000 per year).

(10)

Per Mr. Sinha’s employment agreement, the termination payment is equal to the lesser of (A) the amount due based on the calculation described below, and (B) the maximum amount which is tax deductible to the Company under Section 280G of the Code. The calculation under Mr. Sinha’s employment agreement is three times the sum of Mr. Sinha’s (i) salary at December 31, 2007 ($514,250), (ii) 2006 bonus ($1,401,840), and (iii) life insurance payment ($3,500 per year) plus medical benefits ($10,000 per year). This amount would equal $5,758,770, which exceeds the maximum amount which is tax deductible to the Company under Section 280G of the Code. The figure in the table reflects the amount that would be paid to Mr. Sinha, as limited by Section 280G. This amount could be lower if there is an actual change-in-control, because the estimate above does not reflect a potential reduction associated with reasonable compensation for restrictive covenants in Mr. Sinha’s employment agreement.

(11)	Consists of three times the sum of Mr. Sinha’s life insurance payment ($3,500 per year) plus medical benefits ($10,000 per year).

(12)

Per Mr. Schmertz’s employment agreement, the termination payment is equal to the lesser of (A) the amount due based on the calculation described below, and (B) the maximum amount which is tax deductible to the Company under Section 280G of the Code. The calculation is the average amount of total compensation received under Mr. Schmertz’s employment agreement for the past three years times three. This amount would equal $4,871,718, which exceeds the maximum amount which is tax deductible to the Company under Section 280G of the Code. The figure in the table reflects the amount that would be paid to Mr. Schmertz, as limited by Section 280G. This amount could be lower if there is an actual change-in-control, because the estimate above does not reflect a potential reduction associated with reasonable compensation for restrictive covenants in Mr. Schmertz’s employment agreement.

COMPENSATION OF DIRECTORS IN THE 2007 FISCAL YEAR

          The following table sets forth information concerning the compensation of the Company’s non-employee directors in the 2007 Fiscal Year.

          Following the table is a discussion of material factors related to the information disclosed in the table.

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)		OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS	ALL OTHER COMPENSATION ($)		TOTAL ($)

Walter Yetnikoff	77,500	32,953	(1)	—	—	—	—		110,453
Jeffrey Birnbaum(2)	40,000	16,476	(3)	—	—	—	554,150	(4)	610,626
Marc S. Cooper(5)	40,000	16,476	(6)	—	—	—	66,663	(7)	123,139
Harold D. Kahn(8)	81,833	48,975	(9)		—	—	55,925	(10)	186,733
John L. Madden	40,000	16,476	(11)	—	—	—	690,440	(12)	746,916
Peter Migliorini	95,000	32,953	(13)	—	—	—	—		127,953
Richard P Randall	82,500	32,953	(14)	—	—	—	—		115,453
Thomas H Schwartz	50,000	32,953	(15)	—	—	—	—		82,953

(1)

The grant date fair value of such stock award computed in accordance with FAS 123R was $48,975. At December 31, 2007, the aggregate number of shares of restricted stock outstanding was 1,500, and the aggregate number of stock options outstanding was 15,000.

(2)	On October 8, 2007, Mr. Birnbaum resigned from his position as a director of the Company.

(3)

The grant date fair value of such stock award computed in accordance with FAS 123R was $24,488. At December 31, 2007, Mr. Birnbaum had no restricted stock outstanding, and no stock options outstanding.

(4)

Represents (i) fees of $200,000 paid to Mr. Birnbaum for consulting services with respect to the designing and manufacture of shoes and general consulting to the Company (see “--Certain Relationships and Related Transactions.”); (ii) $353,400 from a sale of Common Stock; and (iii) a $750 dividend paid on restricted stock.

(5)	On February 25, 2008, Mr. Cooper resigned from his position as a director of the Company.

(6)

The grant date fair value of such stock award computed in accordance with FAS 123R was $24,488. At December 31, 2007, the aggregate number of shares of restricted stock outstanding was 750, and Mr. Cooper had no stock options outstanding.

(7)

Represents $66,663 in consulting fees paid during 2007 to Peter J. Solomon & Company, a financial advisory firm of which Mr. Cooper is a Managing Director. See “--Certain Relationships and Related Transactions.”

(8)	On September 7, 2007, Mr. Kahn resigned from his position as a director of the Company.

(9)	The grant date fair value of such stock award computed in accordance with FAS 123R was $48,975. At December 31, 2007, Mr. Kahn had no restricted stock outstanding, and no stock options outstanding.

(10)	Represents (i) $54,425 from a sale of Common Stock; and (ii) a $1,500 dividend paid on restricted stock.

(11)

The grant date fair value of such stock award computed in accordance with FAS 123R was $24,488. At December 31, 2007, the aggregate number of shares of restricted stock outstanding was 750, and the aggregate number of stock options outstanding was 40,000.

(12)

Represents (i) $631,266 in fees, travel and insurance allowance paid to JLM Consultants, a company wholly owned by Mr. Madden, in connection with consulting services for the development of the Company’s international business; (ii) $58,424 for the use of a corporate apartment; and (iii) a $750 dividend paid on restricted stock. See “--Certain Relationships and Related Transactions.”

(13)

The grant date fair value of such stock award computed in accordance with FAS 123R was $48,975. At December 31, 2007, the aggregate number of shares of restricted stock outstanding was 1,500, and the aggregate number of stock options outstanding was 15,000.

(14)

The grant date fair value of such stock award computed in accordance with FAS 123R was $48,975. At December 31, 2007, the aggregate number of shares of restricted stock outstanding was 1,500, and Mr. Randall had no stock options outstanding.

(15)

The grant date fair value of such stock award computed in accordance with FAS 123R was $48,975. At December 31, 2007, the aggregate number of shares of restricted stock outstanding was 1,500, and the aggregate number of stock options outstanding was 30,000.

          Directors who are also employees of the Company are not paid any fees or other remuneration for service on the Board or any of its committees. In 2007, each non-employee director received the following compensation: (i) (A) for independent directors, a grant of 1,500 shares of restricted stock, vesting on the first anniversary of the grant date, and (B) for non-independent directors, a grant of 750 shares of restricted stock, vesting on the first anniversary of the grant date; and (ii) $40,000.  In 2007, members of the Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee each received an additional $10,000 for services on such committees, except that the audit committee financial expert received $15,000 and the chairperson of the Compensation Committee received $15,000. The Company reimburses directors for any out-of-pocket expenses incurred by them in connection with services provided in such capacity.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          In July 2001, the Company entered into a consulting agreement with Peter J. Solomon & Company, a financial advisory firm of which Marc S. Cooper, a director of the Company until his resignation on February 25, 2008, is a managing director. Under this agreement, the firm provided financial advisory and investment banking services to the Company. This agreement was amended in March 2004. The amended agreement expired on March 31, 2005, but pursuant to its terms was automatically renewed until the Company terminated it on July 11, 2006. In June 2007, the Company entered into a new consulting agreement with Peter J. Solomon & Company, pursuant to which the firm is to provide financial advisory and investment banking services to the Company. This agreement was amended in February 2008, and, as amended, expires on December 31, 2008. During 2007, the Company paid Peter J. Solomon & Company $66,663 in consulting fees.

          In October 2002, the Company entered into an agreement with Jeffrey Birnbaum, a director of the Company until his resignation on October 8, 2007. Under this agreement, Mr. Birnbaum provides consulting services with respect to the designing and manufacturing of shoes and general consulting services to the Company, pursuant to which Mr. Birnbaum received a fee of $200,000 in 2007. Mr. Birnbaum has been a partner and the Product Development Manager of Dolphin Footwear Company since August 1982. Dolphin Footwear Company is one of the Company’s largest domestic and foreign suppliers. In 2007, the Company paid Dolphin Footwear Company and Ming Well, Dolphin’s Hong Kong affiliate, approximately $52.9 million for the purchase of goods.

          In January 2004, the Company entered into an agreement with John Madden and JLM Consultants, a company wholly-owned by John Madden, one of the Company’s directors, which was amended in 2005. Under this agreement, Mr. Madden provided consulting services with respect to the development of international sales of the Company. This agreement expired on December 31, 2005 but Mr. Madden has continued to provide consulting services and the Company has continued to make payments consistent with those that would have been required under the expired consulting agreement. In accordance with the foregoing, JLM Consultants received a commission equal to 4% on International Sales (as defined in the Agreement) up to $6.0 million and 3% on International Sales in excess of $6.0 million. JLM Consultants received a monthly draw in the amount of $20,000 with recourse against such commissions, as well as a $1,000 per month travel allowance and $2,231 per month toward health insurance premiums. Pursuant to this arrangement, JLM Consultants received a total of $631,266 in 2007.

          Effective as of July 1, 2005, the Company amended its employment agreement with Steven Madden, pursuant to which Mr. Madden agreed to serve as the Company’s Creative and Design Chief. The term of Mr. Madden’s employment under his amended employment agreement commenced July 1, 2005 and ends on June 30, 2015. The agreement provides for an annual salary of $600,000, with a 7% increase of base salary on a compound basis in each of the third, fifth, seventh and ninth years of the agreement. The agreement also provides for an annual bonus in an amount determined by the Board of Directors, which will be at least 2% of the Company’s EBITDA (the “Annual Bonus”). Additionally, the Company shall pay Mr. Madden an annual cash bonus in relation to “new business” (as defined in the agreement) in an amount to be determined by the Board of Directors, which will be at least (i) 2.5% of new business gross direct revenues, and (ii) 10% of all license or other fee income above $2,000,000.00 (the “New Business Bonus”). In addition, Mr. Madden is eligible to receive annually an option grant to purchase shares of Common Stock in an amount equal to not less than 100% of the largest aggregate amount of options granted to any other continuing full-time employee of the Company during the annual period; provided, however, a grant in excess of 150% of the options grant to such other continuing full-time employee shall require shareholder approval. The agreement provides, in the event of Mr. Madden’s death, for the payment to Mr. Madden’s estate of his base salary for the 12-month period immediately subsequent to the date of Mr. Madden’s death. In the event that Mr. Madden’s employment agreement is terminated due to Mr. Madden’s total disability (as defined in the agreement), “for cause” (as defined in the agreement) or due to Mr. Madden’s resignation, the Company is obligated to pay Mr. Madden the amount of compensation that is accrued and unpaid through the date of termination. In the event Mr. Madden’s employment agreement is terminated for any reason (other than “for cause” or due to his death or total disability or due to Mr. Madden’s resignation), the Company is obligated to pay Mr. Madden, in installments, the balance of his base salary that would have been paid by the Company under the agreement for the full term of the agreement. In the event that there is a “change of control” (as defined in the agreement) transaction, all unvested options to purchase shares of Common Stock held by Mr. Madden will vest on the date of termination and Mr. Madden will be entitled to receive a lump sum cash payment equal to (1) the amount of compensation that is accrued and unpaid through the date of termination, (2) an amount equal to the product of (A) the number of years remaining in the term of the agreement (but not less than 5), and (B) the sum of (w) the base salary for the 12-month period ended on the preceding December 31 (or for the 12-month period ending on December 31, 2002, if greater), (x) the amount of the Annual Bonus earned (paid or accrued or which should have been paid or accrued) for the 12-month period ended on the preceding December 31 (or for the 12-month period ended on December 31, 2002, if greater), (y) the non-accountable expense allowance provided for under the agreement for the 12-month period ended on the preceding December 31, and (z) the amount of the New Business Bonus earned (paid or accrued or which should have been paid or accrued) for the 12-month period ended on the preceding December 31 (or for the 12-month period ending on December 31 during the agreement in which Mr. Madden received the greatest New Business Bonus, if greater). Mr. Madden’s employment agreement contains other customary provisions, including provisions regarding expense reimbursement, confidentiality, solicitation and competition. For the fiscal year ending December 31, 2007, Mr. Madden earned (i) $600,000 in base salary, (ii) $200,000 in non-accountable expense allowance, (iii) a bonus of $1,227,105 representing 2% of the Company’s earnings before interest, tax, depreciation and amortization, (iv) a bonus of $2,398,493 earned based on 2.5% of the Company’s new business, and (v) a bonus of $167,678 based on 10% of Royalty/Licensing income over $2,000,000.

          On June 25, 2007, the Company made a loan to Steve Madden, its Creative and Design Chief and a principal shareholder of the Company, in the amount of $3,000,000, in order for Mr. Madden to exercise options that were due to expire and hold the underlying Company stock. Mr. Madden executed a secured promissory note in favor of the Company that bears interest at an annual rate of 8% and is due on the earlier of the date Mr. Madden ceases to be employed by the Company or December 31, 2007. An amendment to the note dated December 19, 2007 extended the due date to March 31, 2009. As of December 31, 2007, $126,000 of interest has accrued on the note. Pursuant to a pledge agreement between the Company and Mr. Madden, the note is secured by 510,000 shares of the Company’s common stock.

          On May 16, 2007, the Company entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) whereby it purchased all of the outstanding membership interests of Compo Enhancements, LLC, a provider of e-commerce services to the Company (“Compo”), from its owners Jeffrey Silverman, James Randel, Ron Offir, Godfrey Baker, Alyse Nathan and Andrew Rosca (collectively, the “Owners”). Jeffrey Silverman became President of the Company on May 16, 2007.

          In connection with the Purchase Agreement, on May 16, 2007, the Company also entered into an Earn-Out Agreement with the Owners (the “Earn-Out Agreement”). Pursuant to the Earn-Out Agreement, as additional consideration for their membership interests in Compo, the Owners collectively have the right to two contingent purchase price payments of 168,000 shares of the Company’s common stock, which shall be paid (if at all) if and when the Company achieves (or exceeds), in two consecutive years, beginning with fiscal year 2008 and ending with fiscal year 2012, certain EBIT Goals (as defined in the Earn-Out Agreement) and certain Diluted EPS Goals (as defined in the Earn-Out Agreement), all as specified in the Earn-Out Agreement. Promptly following the execution of the Earn-Out Agreement, the Company purchased, for $200,000, 20.875% of any future earn-out payment from Mr. Randel.

          On December 21, 2007, the Company and Mr. Silverman, and the Company and Mr. Randel, each entered into a Settlement and Release Agreement, dated as of December 18, 2007 (each, a “Settlement Agreement”, and together, the “Settlement Agreements”). Each of the Settlement Agreements provides for: the settlement of all disputes between the parties relating to the pre-May 16, 2007 arrangement between Compo and the Company (the “Pre-Transaction Arrangement”); the forgiveness by the Company of all amounts in respect of the Working Capital Refund (as such term is defined in the Purchase Agreement) that Messrs. Silverman and Randel may be obligated to pay under the Purchase Agreement; and the payment by the Company of certain amounts owed by Compo to the U.S. Customs Service and several vendors to Compo. In addition, the Company and Mr. Silverman agreed that the Company will have no further obligation to Mr. Silverman under the Earn-Out Agreement, and the Company will pay $600,000 to Mr. Silverman on June 30, 2008. Mr. Randel released the Company and others from any claims arising from or related to the Pre-Transaction Arrangement. Mr. Silverman and Mr. Randel released the Company and others (and the Company released Mr. Silverman, Mr. Randel and others) from any claims arising from or related to the Earn-Out Agreement, the Purchase Agreement, the Pre-Transaction Arrangement and all other matters and events arising prior to the date of the Settlement Agreement.

          Pursuant to the terms and conditions of a Termination Agreement, dated April 11, 2008, between Mr. Silverman and the Company, Mr. Silverman resigned from his position as President of the Company effective as of April 4, 2008. Pursuant to such Termination Agreement, (i) the Company agreed to accelerate to April 19, 2008 the $600,000 payment due to Mr. Silverman on June 30, 2008 pursuant to the terms and conditions of the Settlement Agreement between the Company and Mr. Silverman, and (ii) the Company and Mr. Silverman agreed to release each other from claims which may arise from events occurring prior to the date of the Termination Agreement. In addition, the Company has retained Mr. Silverman to act as a consultant to the Company in connection with the Company’s on-line and internet business operations for the period beginning April 19, 2008 and ending June 30, 2008. In consideration of such services, Mr. Silverman is entitled to receive $140,769.23.

          Effective March 24, 2008, Jamieson A. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company, and entered into the Mutual Release with the Company. See “-- Employment Arrangements.”

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

          The Company’s Conduct Code and “Employee Handbook” prohibit all conflicts of interest. Under the Conduct Code, conflicts of interest occur when private or family interests interfere in any way, or even appear to interfere, with the interests of the Company. The Company’s prohibition on conflicts of interest under the Conduct Code includes any related person transaction.

          Related person transactions must be approved by the Board, or by a committee of the Board consisting solely of independent directors, who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the Board or committee will consider all relevant factors, including as applicable (i) the Company’s business rationale for entering into the transaction; (ii) the alternatives to entering into a related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties or, in the case of employment relationships, to employees generally; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to the Company.

          The Company has multiple processes for reporting conflicts of interests, including related person transactions. Under the Conduct Code, all employees are required to report any actual or apparent conflict of interest, or potential conflict of interest, to management. The chief financial officer quarterly distributes a questionnaire to the Company’s executive officers and management personnel and annually distributes a questionnaire to the members of the Board of Directors requesting certain information regarding, among other things, their immediate family members, employment and beneficial ownership interests, which information is then reviewed for any conflicts of interest under the Conduct Code.

          The Audit Committee, Disclosure Committee and Board of Directors discuss the related party transactions and they are reviewed as part of the Forms 10-K and 10-Q review process, including related party transaction disclosures.

          If a director is involved in the transaction, he will be recused from all discussions and decisions about the transaction. The transaction must be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as of the Record Date with respect to the beneficial ownership of Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares; (ii) the directors and the Named Executive Officers; and (iii) the Company’s executive officers and directors as a group. A person is deemed to be a beneficial owner of any securities which that person has the right to acquire within 60 days. See “Compensation of Directors and Executive Officers.”

	SHARES BENEFICIAL OWNED

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(2)		PERCENTAGE OF CLASS(2)

Jamieson A. Karson	121,200	(3)	*
Walter Yetnikoff	18,000	(4)	*
Edward R. Rosenfeld	82,500	(5)	*
Arvind Dharia	225,243	(6)	1.26
Awadhesh Sinha	30,000	(7)	*
Robert Schmertz	180,000	(8)	1.02
Amelia Newton Varela	30,000	(9)	*
John Madden	41,500	(10)	*
Peter Migliorini	18,000	(11)	*
Richard P. Randall	3,000	(12)	*
Thomas H. Schwartz	53,900	(13)	*
Steven Madden	2,171,500	(14)	12.31
BOCAP Corp	1,214,000	(15)	6.88
Directors and Executive Officers as a Group (10 persons)(16)	682,143	(17)	3.78

*	indicates beneficial ownership of less than 1%.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Steven Madden, Ltd., 52-16 Barnett Avenue, Long Island City, New York 11104.

(2)

Beneficial ownership as reported in the table above has been determined in accordance with Item 403 of Regulation S-K of the Securities Act of 1933 and Rule 13d-3 of the Securities Exchange Act, and based upon 17,643,357 shares of Common Stock outstanding (excluding treasury shares) as of the Record Date.

(3)

Includes (i) 106,200 shares of Common Stock held by Mr. Karson, and (ii) 15,000 shares of Common Stock held by Mr. Karson’s wife. Effective March 24, 2008, Mr. Karson resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company. See “-- Employment Arrangements.”

(4)

Includes (i) 15,000 shares of Common Stock issuable upon the exercise of options held by Mr. Yetnikoff, and (ii) 1,500 shares of restricted stock awarded on May 25, 2007, which shares of restricted stock shall vest and cease to be restricted stock on the first anniversary of May 25, 2007.

(5)

Effective March 24, 2008, the Company appointed Edward Rosenfeld to serve as interim Chief Executive Officer. Mr. Rosenfeld has also been serving as a member of the Board of Directors since February 2008. Includes (i) 47,500 shares of Common Stock issuable upon the exercise of options held by Mr. Rosenfeld, (ii) 7,500 shares of restricted stock awarded on March 20, 2006, one-half of which shares of restricted stock shall vest and cease to be restricted stock on each of the next two anniversaries of March 20, 2006, and (iii) 16,000 shares of restricted stock awarded on March 6, 2007, one-fourth of which shares of restricted stock shall vest and cease to be restricted stock on each of the next four anniversaries of March 6, 2007.

(6)

Includes (i) 193,243 shares of Common Stock issuable upon the exercise of options held by Mr. Dharia, (ii) 9,000 shares of restricted stock awarded on March 24, 2006, one-half of which shares of restricted stock shall vest and cease to be restricted stock on each of the next two anniversaries of March 24, 2006, and (iii) 16,000 shares of restricted stock awarded on March 6, 2007, one-fourth of which shares of restricted stock shall vest and cease to be restricted stock on each of the next four anniversaries of March 6, 2007.

(7)

Includes 22,500 shares of restricted stock which Mr. Sinha was awarded on April 25, 2007. One-third of such shares of restricted stock shall vest and cease to be restricted stock on each of the next three anniversaries of September 19, 2007.

(8)

Includes (i) 50,000 shares of Common Stock issuable upon the exercise of options held by Mr. Schmertz, (ii) 15,000 shares of restricted stock awarded on March 20, 2006, one-half of which shares of restricted stock shall vest and cease to be restricted stock on each of the next two anniversaries of March 20, 2006, and (iii) 80,000 shares of restricted stock awarded on March 9, 2007, one-fourth of which shares of restricted stock shall vest and cease to be restricted stock on each of the next four anniversaries of March 9, 2007.

(9)

Includes 15,000 shares of restricted stock awarded on March 20, 2006, one-half of which shares of restricted stock shall vest and cease to be restricted stock on each of the next two anniversaries of March 20, 2006.

(10)

Includes (i) 40,000 shares of Common Stock issuable upon the exercise of options held by Mr. J. Madden, and (ii) 750 shares of restricted stock awarded on May 25, 2007, which shares of restricted stock shall vest and cease to be restricted stock on the first anniversary of May 25, 2007.

(11)

Includes (i) 15,000 shares of Common Stock issuable upon the exercise of options held by Mr. Migliorini, and (ii) 1,500 shares of restricted stock awarded on May 25, 2007, which shares of restricted stock shall vest and cease to be restricted stock on the first anniversary of May 25, 2007.

(12)	Includes 1,500 shares of restricted stock awarded on May 25, 2007, which shares of restricted stock shall vest and cease to be restricted stock on the first anniversary of May 25, 2007.

(13)

Includes (i) 30,000 shares of Common Stock issuable upon the exercise of options held by Mr. Schwartz, and (ii) 1,500 shares of restricted stock awarded on May 25, 2007, which shares of restricted stock shall vest and cease to be restricted stock on the first anniversary of May 25, 2007.

(14)

Includes (i) 1,214,000 shares of Common Stock held by BOCAP Corp, a corporation wholly owned by Mr. S. Madden, (ii) 15,000 shares of restricted stock awarded on March 24, 2006, one-half of which shares of restricted stock shall vest and cease to be restricted stock on each of the next two anniversaries of March 24, 2006, and (iii) 108,000 shares of restricted stock awarded on June 9, 2007, one-fourth of which shares of restricted stock shall vest and cease to be restricted stock on each of the next four anniversaries of June 9, 2007.

(15)	BOCAP Corp is wholly-owned by Steven Madden.

(16)	Does not include Jamieson A. Karson, who resigned from his position as Chief Executive Officer, director and Chairman of the Board of Directors of the Company, effective March 24, 2008.

(17)	Includes 390,743 shares issuable upon the exercise of options and 188,500 shares of restricted stock.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2008

          The Audit Committee has appointed Eisner LLP as the Company’s independent registered public accounting firm to conduct the audit of the Company’s books and records for the fiscal year ending December 31, 2008. Eisner LLP also served as the Company’s independent registered public accountants for the previous fiscal year.

          Although ratification by stockholders is not required by the Company’s organizational documents or other applicable law, the Audit Committee has determined that requesting ratification by stockholders of its appointment of Eisner LLP as the Company’s independent registered public accountants is a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Eisner LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

          Representatives of Eisner LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement should they so desire.

REQUIRED VOTE

          The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the Audit Committee’s selection of Eisner LLP.

RECOMMENDATION OF THE BOARD OF DIRECTORS

          The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Eisner LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008. Unless marked to the contrary, proxies received from stockholders will be voted in favor of ratifying the appointment of Eisner LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008.

AUDIT FEES

          The aggregate fees billed by Eisner LLP for professional services rendered for the audit of the Company’s annual financial statements for the 2007 Fiscal Year, for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the 2007 Fiscal Year, other statutory and regulatory filings or engagements and the audit of the Company’s internal controls over financial reporting for the 2007 Fiscal Year were $529,000. The comparative amount for the fiscal year ended December 31, 2006 (the “2006 Fiscal Year”) was $436,000.

AUDIT-RELATED FEES

          In addition to Audit Fees, Eisner LLP has billed the Company $105,000, in the aggregate, for Audit Related Fees related to assurance and related services for the 2007 Fiscal Year. These services include, among others, the audit of the Company’s employee benefit plans and other accounting related consultations. The comparative amount for the 2006 Fiscal Year was $26,000.

TAX FEES

During the 2007 Fiscal Year, Eisner LLP billed the Company $239,000, in the aggregate, for services rendered to the Company for tax compliance, tax advice and tax planning. Eisner LLP billed $138,000 for similar services in the 2006 Fiscal Year. These professional services include assistance in the preparation of the Company’s various federal, state and local tax returns, tax consultation and various amendments.

ALL OTHER FEES

          There were no fees billed by Eisner LLP for services rendered to the Company, other than the services described above under Audit Fees, Audit Related Fees and Tax Fees, for the 2007 Fiscal Year or the 2006 Fiscal Year.

AUDIT COMMITTEE’S PRE-APPROVAL POLICIES AND PROCEDURES

          Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accountants. In recognition of this responsibility, the Audit Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other services.

          Prior to engagement of the independent auditor for next year’s audit, the Audit Committee will pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those excluded from requiring pre-approval based upon the de minimus exception set forth in Section 10A(i)(1)(B) of the Exchange Act.

          The Audit Committee’s pre-approval policies and procedures are as follows: (a) prior to each fiscal year, the Audit Committee pre-approves a schedule of estimated fees for proposed non-prohibited audit and non-audit services, and (b) actual amounts paid are monitored by financial management of the Company and reported to the Audit Committee.

          All work performed by Eisner LLP as described above under the captions Audit Fees, Audit Related Fees, Tax Fees and All Other Fees has been approved or pre-approved by the Audit Committee pursuant to the provisions of the Audit Committee’s charter. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the independence of Eisner LLP.

          THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED TO RATIFY THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

OTHER MATTERS

          At the date of this Proxy Statement, the Company has no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should properly come before the Annual Meeting in connection therewith, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares which they represent.

STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP, PROPOSALS AND SUBMISSIONS FOR THE COMPANY’S 2009 ANNUAL MEETING

           In accordance with Article II, Section 5 of the Company’s By-Laws, director nominations for the 2009 Annual Meeting can only be made by a stockholder of the Company who (A) is a stockholder of record on the date of the giving of the notice of such director nominations and on the record date for the determination of stockholders entitled to vote at such meeting, and (B) complies with the notice requirements and procedures set forth in Article II, Section 5 of the Company’s By-Laws. A stockholder’s notice to the Corporate Secretary with respect to any such nominations must be timely and in proper written form pursuant to Article II, Section 5 of the Company’s By-Laws, including containing certain information concerning the nominating or proposing stockholder and certain information concerning the nominee, and must be delivered to, or mailed and received at, the Company’s principal executive offices not less than 120 days nor more than 150 days prior to the first anniversary of the date of the Company’s 2008 Annual Meeting. Accordingly, any written notice given by or on behalf of a stockholder pursuant to Article II, Section 5 of the Company’s By-Laws in connection with the 2009 Annual Meeting must be received no later than January 23, 2009 and no earlier than December 24, 2008.

          In accordance with rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy material to be distributed by the Company in connection with the 2009 Annual Meeting must do so no later than December 30, 2008. In addition, in accordance with Article I, Section 7(f) of the Company’s By-Laws, in order to be properly brought before the 2009 Annual Meeting, a matter must be either (i) specified in the notice of such meeting given by or at the direction of the Board of Directors (or any duly authorized committed thereof), (ii) otherwise properly brought before such meeting by or at the direction of the Board of Directors (or any duly authorized committed thereof) or (iii) specified in a notice in proper written form given by a stockholder of record on the date of the giving of the notice and on the record date for such meeting, which notice conforms to the requirements of Article I, Section 7(f) of the By-Laws and is delivered to, or mailed and received at, the Company’s principal executive offices not less than 120 days nor more than 150 days prior to the first anniversary of the date of the Company’s 2008 Annual Meeting. Accordingly, any written notice given by or on behalf of a stockholder pursuant to the foregoing clause (iii) in connection with the 2009 Annual Meeting must be received no later than January 23, 2009 and no earlier than December 24, 2008. In addition, for business to be properly brought before the 2009 Annual Meeting by a stockholder pursuant to the foregoing clause (iii), such stockholder shall have complied with any other applicable requirements, including, but not limited to, the requirements of Rule 14a-8 promulgated by the SEC.

          A copy of the applicable provisions of the Company’s By-Laws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth above.

          WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

STEVEN MADDEN, LTD.

April 29, 2008

	By:	/s/ Arvind Dharia

Arvind Dharia
Secretary

ANNUAL MEETING OF STOCKHOLDERS OF

STEVEN MADDEN, LTD.

May 23, 2008

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

 Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS NO. 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS

NOMINEES:
☐	FOR ALL NOMINEES	Edward R. Rosenfeld John L. Madden Peter Migliorini Richard P. Randall Thomas H. Schwartz Walter Yetnikoff

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the meeting or any adjournments or postponements thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF THE SIX (6) NOMINEES NAMED IN ITEM 1, (2) FOR THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2008 IN ITEM 2, AND (3) IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please mark, sign, date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STEVEN MADDEN, LTD.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY
STEVEN MADDEN, LTD.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING ONE OF THE BOXES
([FOR] [WITHHOLD AUTHORITY] [AGAINST] OR [ABSTAIN])
NEXT TO EACH OF THE PROPOSALS

          The undersigned stockholder of Steven Madden, Ltd. (the “Company”) hereby appoint(s) Edward R. Rosenfeld and Arvind Dharia, and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company’s showroom located at 1370 Avenue of the Americas, 14th Floor, New York, New York at 10:00 a.m., local time, on May 23, 2008, and at any adjournments or postponements thereof, with authority to vote all shares of Common Stock of the Company held or owned by the undersigned on April 15, 2008, in accordance with the directions indicated herein.

(Continued and to be signed on the reverse side.)